SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2002

NetSol Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-22773	95-4627685

(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 220, Calabasas, CA	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818/222-9195

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

     On July 2, 2002 the Registrant engaged Kabani & Company, Inc., Certified Public Accountants, as the Registrant’s independent accountants to report on the Company’s consolidated balance sheet as of June 30, 2002, and the related consolidated statements of income, stockholders’ equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant’s Board of Directors.

     The Registrant dismissed Stonefield Josephson, Inc. (“Stonefield”) as its auditors effective July 2, 2002. Stonefield served as the Registrant’s independent auditors’ for the Registrant’s fiscal years ended June 30, 2001 and 2000, as well as for previous periods. Stonefield’s report on the Registrant’s consolidated financial statements for the registrant’s fiscal year June 30, 2001 and 2000 (the “Reports”) do not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, the consolidated financial statements for June 30, 2001 included an explanatory paragraph wherein they expressed substantial doubt about the Registrant’s ability to continue as a going concern.

     During the Registrant’s fiscal years ended June 30, 2001 and 2000, and during the period from May 1, 2001 until Stonefield’s dismissal, there were no disagreements with Stonefield within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Stonefield’s satisfaction, would have caused Stonefield to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant’s fiscal years ended June 30, 2001 and 2000, and during the period from May 1, 2001 until Stonefield’s dismissal, there were no “reportable events” (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B).

     During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant’s behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

     The Registrant has requested Stonefield to review the disclosure contained herein and has provided Stonefield Josephson, Inc. the opportunity to furnish the Registrant, with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of Stonefield’s views, or the respects in which Stonefield Josephson, Inc. does not agree with the statements contained herein. Stonefield Josephson, Inc. has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the

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requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 5. Other Events.

     Najeeb Ghauri has replaced NetSol Technologies, Inc.’s Chief Financial Officer, Syed Husain. Mr. Ghauri serves also as the Company’s Secretary and Vice Chairman of the Board of Directors. Mr. Ghauri has previously served in the position of Chief Financial Officer from October 1998 to June 2000.

Item 7. Financial Statements and Exhibits

Exhibit 16	Letter From Stonefield Josephson, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 2, 2002	NETSOL TECHNOLOGIES, INC.

/s/ Naeem Ghauri

By: Naeem Ghauri Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter From Stonefield Josephson, Inc.